Exhibit 99.1

Student Loan Finance Corporation
Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and
Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated
Student Loan Asset-Backed Notes, Series 2004 - C & D
Report for the Month Ended August 31, 2004

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-C1	Senior Auction Rate Notes	280907 BM 7	December 1, 2036
2004-C2	Senior Auction Rate Notes	280907 BN 5	December 1, 2036
2004-C3	Senior Auction Rate Notes	280907 BP 0	December 1, 2036
2004-C4	Senior Auction Rate Notes	280907 BQ 8	December 1, 2036
2004-C5	Senior Auction Rate Notes	280907 BR 6	December 1, 2036
2004-D	Subordinate Auction Rate Notes	280907 BS 4	December 1, 2036

B.	Notification of Redemption Call of Notes

None

C.	Principal Outstanding - August, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
2004-C1	$0.00	$78,300,000.00	$0.00	$78,300,000.00
2004-C2	0.00	78,300,000.00	0.00	78,300,000.00
2004-C3	0.00	78,300,000.00	0.00	78,300,000.00
2004-C4	0.00	78,300,000.00	0.00	78,300,000.00
2004-C5	0.00	78,300,000.00	0.00	78,300,000.00
2004-D	0.00	40,000,000.00	0.00	40,000,000.00

Totals	$0.00	$431,500,000.00	$0.00	$431,500,000.00

D.	Accrued Interest Outstanding - August, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
2004-C1	$0.00	$99,984.75	$96,135.00	$3,849.75	1.77000%
2004-C2	0.00	99,832.50	0.00	99,832.50	1.70000%
2004-C3	0.00	99,832.50	0.00	99,832.50	1.70000%
2004-C4	0.00	101,007.00	0.00	101,007.00	1.72000%
2004-C5	0.00	101,007.00	0.00	101,007.00	1.72000%
2004-D	0.00	55,500.00	0.00	55,500.00	1.85000%

Totals	$0.00	$557,163.75	$96,135.00	$461,028.75

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
2004-C1	31-Aug-04	N/A
2004-C2	02-Sep-04	N/A
2004-C3	07-Sep-04	N/A
2004-C4	16-Sep-04	N/A
2004-C5	21-Sep-04	N/A
2004-D	01-Sep-04	N/A

F.	Noteholders’ Carry-Over Amounts - August, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
2004-C1	$0.00	$0.00	$0.00	$0.00
2004-C2	0.00	0.00	0.00	0.00
2004-C3	0.00	0.00	0.00	0.00
2004-C4	0.00	0.00	0.00	0.00
2004-C5	0.00	0.00	0.00	0.00
2004-D	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - August, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
2004-C1	$0.00	$0.00	$0.00	$0.00
2004-C2	0.00	0.00	0.00	0.00
2004-C3	0.00	0.00	0.00	0.00
2004-C4	0.00	0.00	0.00	0.00
2004-C5	0.00	0.00	0.00	0.00
2004-D	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Fund - August, 2004

Amount
Balance, Start of Month	$0.00
Additions During Month	6,472,500.00
Less Withdrawals During Month	0.00

Balance, End of Month	$6,472,500.00

B.	Capitalized Interest Account - August, 2004

Amount
Balance, Start of Month	$0.00
Additions During Month	434,489.46
Less Withdrawals During Month	(111,360.00)

Balance, End of Month	$323,129.46

C.	Acquisition Account - August, 2004

		Amount
Balance, Start of Month		$0.00
Additions During Month:
Acquisition Funds from Note Issuance		422,219,760.54
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Total Principal Acquired		(385,285,493.09)
Accrued Income		(4,603,801.19)
Premiums and Related Acquisition Costs		(5,499,841.24)
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(4,034,576.68)
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(360,431.97)

Net Costs of Loans Acquired		(4,395,008.65)

Balance, End of Month		$22,435,616.37

D.	Alternative Loan Guarantee Account - August, 2004

Amount
Balance, Start of Month	$0.00
Additions During Month (Initial Purchase of Student Loans)	2,342,133.95
Guarantee Fees Received (Refunded) During Month	0.00
Interest Received During Month	0.00
Other Additions (Transfers) During Month	0.00
Less Withdrawals During Month for Default Payments	0.00

Balance, End of Month	$2,342,133.95

E.	Revenue Fund Income Account - August, 2004

Amount
Balance, Start of Month	$0.00
Student Loan Collections	6,414,475.89
Investment Earnings Received	0.00
Government Interest and Special Allowance Received	0.00
Sweep of Student Loan Collections From Prior Month	0.00

Balance, End of Month	$6,414,475.89

F.	Surplus Account - August, 2004

Amount
Balance, Start of Month	$0.00
Transfers In	0.00
Transfers Out	0.00
Other Changes During Month	0.00

Balance, End of Month	$0.00

III.	Student Loan Information

A.	Student Loan Principal Outstanding - August, 2004

Amount
Balance, Start of Month	$0.00
Transfers	0.00
Loans Purchased / Originated	389,678,601.21
Capitalized Interest	218,837.79
Less Principal Payments Received	(7,428,345.21)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	0.00
Less Sale of Loans	0.00
Other Increases (Decreases)	(63,830.71)

Balance, End of Month	$382,405,263.08

B.	Composition of Student Loan Portfolio as of August 31, 2004

Amount
Aggregate Outstanding Principal Balance	$382,405,263.08
Number of Borrowers	53,382
Average Outstanding Principal Balance Per Borrower	$7,164
Number of Loans (Promissory Notes)	112,806
Average Outstanding Principal Balance Per Loan	$3,390
Weighted Average Interest Rate	4.01%

C.	Distribution of Student Loan Portfolio by Loan Type as of August 31, 2004

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$110,424,732.19	28.9%
Stafford - Unsubsidized	80,396,047.25	21.0%
Stafford - Nonsubsidized	2,408.63	0.0%
PLUS	35,325,305.87	9.2%
SLS	75,413.84	0.0%
Consolidation	117,012,309.73	30.6%
Alternative	39,169,045.57	10.2%

Total	$382,405,263.08	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of August 31, 2004

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$106,793,221.47	27.9%
3.00% to 3.49%	68,057,103.51	17.8%
3.50% to 3.99%	51,636,297.04	13.5%
4.00% to 4.49%	82,299,395.64	21.5%
4.50% to 4.99%	11,874,557.56	3.1%
5.00% to 5.49%	11,657,872.58	3.0%
5.50% to 5.99%	3,330,803.49	0.9%
6.00% to 6.49%	8,228,936.55	2.2%
6.50% to 6.99%	10,071,822.08	2.6%
7.00% to 7.49%	7,088,466.83	1.9%
7.50% to 7.99%	6,765,350.27	1.8%
8.00% to 8.49%	11,250,776.51	2.9%
8.50% or Greater	3,350,659.55	0.9%

Total	$382,405,263.08	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of August 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$92,869,121.32	24.3%
Grace	24,879,118.25	6.5%
Repayment	210,357,819.22	55.0%
Deferment	41,116,300.33	10.8%
Forbearance	13,182,903.96	3.4%

Total	$382,405,263.08	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of August 31, 2004

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$8,134,176.57	3.1%	2.1%
61 to 90 Days	3,999,565.54	1.5%	1.0%
91 to 120 Days	2,569,544.00	1.0%	0.7%
121 to 180 Days	3,391,512.37	1.3%	0.9%
181 to 270 Days	4,024,456.22	1.5%	1.1%
Over 270 Days	1,315,818.34	0.5%	0.3%
Claims Filed, Not Yet Paid	671,054.27	0.3%	0.2%

Total	$24,106,127.31	9.1%	6.3%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of August 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$1,488,880.31	0.4%
FFELP Loan Guaranteed 98%	341,747,337.20	89.4%
Alternative Loans Non-Guaranteed	39,169,045.57	10.2%

Total	$382,405,263.08	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of August 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$279,491,971.59	73.1%
Great Lakes Higher Education Corporation	37,353,538.84	9.8%
Student Loans of North Dakota	1,208,691.63	0.3%
California Student Aid Commission	9,301,792.82	2.4%
Oregon Student Assistance Commission	1,796,077.78	0.5%
Northwest Education Loan Association	4,413,741.88	1.2%
National Student Loan Program	6,629,188.15	1.7%
Pennsylvania Higher Education Assistance Agency	145,556.93	0.0%
United Student Aid Funds, Inc	577,603.39	0.2%
Other Guarantee Agencies	2,318,054.50	0.6%
Alternative Loans Non-Guaranteed	39,169,045.57	10.2%

Total	$382,405,263.08	100.0%

I.	Fees and Expenses Accrued For / Through August, 2004

	August, 2004	For The 8 Months Ended Aug. 31, 2004
Servicing Fees	$291,429.82	$291,429.82
Treas Mgmt / Lockbox Fees	0.00	0.00
Indenture Trustee Fees	0.00	0.00
Broker / Dealer Fees	543.75	543.75
Auction Agent Fees	4,854.40	4,854.40
Other Permitted Expenses	0.00	0.00

Total	$296,827.97	$296,827.97

J.	Ratio of Assets to Liabilities as of August 31, 2004

Amount
Total Indenture Assets	$432,447,431.18
Total Indenture Liabilities	432,303,752.91

Ratio	100.03%

K.	Senior and Subordinate Percentages as of

Amount
Aggregate Values	$432,447,431.18

Senior Notes Outstanding Plus Accrued Interest	391,905,528.75

All Notes Outstanding Plus Accrued Interest	431,961,028.87

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.34%

Subordinate Percentage (Requirement = 102%)	100.11%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(8,152,818.27)